UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                September 8, 2016

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

216 Airport Drive, Rochester, NH	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (518) 445-2200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

 Item 5.02 – Election of Director

On September 8, 2016, the Board of Directors of Albany International Corp. (“Albany”) voted to elect A. William Higgins as a member of the Board. The Board also elected Mr. Higgins to the Board Compensation Committee. A copy of Albany’s news release announcing Mr. Higgins’s election is filed as Exhibit 99.1 to this report.

Upon his election, Mr. Higgins entered into an indemnification agreement with Albany, the form of which has been previously filed as Exhibit 10(t) to a Current Report on Form 8-K filed on April 12, 2006.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1     News Release dated September 8, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: September 8, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated September 8, 2016, issued by Albany International Corp.